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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2005
                                                 -------------------------------

                       TriMedia Entertainment Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-49865               57-1107699
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)


1080 N. Delaware Avenue         Philadelphia, Pennsylvania            19125
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                       (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (215) 426-5536
                                                  ------------------------------

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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         ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                    ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

         On December 19, 2005 Joseph Safina resigned as a member of our Board of Directors. This resignation was not due to any disagreement between Mr. Safina and the Company.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TRIMEDIA ENTERTAINMENT GROUP, INC.


Date: December 21, 2005                     By: /s/ Christopher Schwartz
                                                --------------------------------
                                                    Christopher Schwartz
                                                    Chief Executive Officer